UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

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☒  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

MSGI Security Solutions, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MSGI SECURITY SOLUTIONS, INC.
575 Madison Avenue
New York, NY 10022
(212) 605-0245

December __, 2010

Dear Stockholders:

On behalf of the Board of Directors and management of MSGI Security Solutions, Inc. (the “Company”), I cordially invite you to attend a Special Meeting of Stockholders to be held on _________, ________, 2011, at 10:00 a.m., at the corporate finance offices of MSGI Security Solutions, Inc., 575 Madison Avenue, 10th Floor, New York, New York, 10022. The matters to be acted upon at the meeting are fully described in the attached Notice of Special Meeting of Stockholders and Proxy Statement.  In addition, certain of the directors and executive officers of the Company will be present to respond to any questions that you may have.

We are at a critical stage in our redevelopment as a provider of proprietary technological solutions to commercial and governmental organizations and the matters being voted upon as described herein are important.

Whether or not you plan to attend the Special Meeting, please sign and date the enclosed proxy card and return it in the accompanying envelope as promptly as possible. If you attend the Special Meeting, and I hope you will, you may vote your shares in person, even if you have previously mailed in a proxy card.

We look forward to greeting you at the meeting.

Sincerely,

J. Jeremy Barbera
Chairman of the Board and
Chief Executive Officer

MSGI SECURITY SOLUTIONS, INC.
575 Madison Avenue
New York, New York 10022
(212) 605-0245

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON _______, 2010

To The Stockholders of
MSGI SECURITY SOLUTIONS, Inc.:

Notice Is Hereby Given that a Special Meeting of Stockholders (the “Special Meeting”) of Msgi security solutions, Inc., a Nevada corporation (hereinafter “MSGI” or the “Company”), will be held at the corporate finance offices of MSGI Security Solutions, Inc., 575 Madison Avenue, New York, New York 10022 on _________, 2011, at 10:00 a.m., for the following purposes:

(1)           To approve a proposal to increase the authorized shares of capital stock for the Company from 100,050,000 to [300,050,000]; The capital stock of the Company shall be divided into two classes as follows: (i) [50,000] shares of Preferred Stock of the par value of $.01 per share, and (ii) [300,000,000] shares of common stock of the par value of $.01 per share (“Common Stock”).

(2)           To approve a management proposal to amend the Amended and Restated Articles of Incorporation to change the name of the Company from “MSGI Security Solutions, Inc.” to “MSGI Technology Solutions, Inc.”;

(3)           To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on _________, 2010 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof.  Representation of at least a majority of all outstanding shares of MSGI’s voting stock is required to constitute a quorum.  Accordingly, it is important that your stock be represented at the meeting.  The list of stockholders entitled to vote at the meeting will be available for examination by any stockholder at the Company’s corporate finance offices at 575 Madison Avenue, New York, NY 10022, during business hours for ten (10) days prior to _________, 2011.

Whether or not you plan to attend the Special Meeting, please complete, date and sign the enclosed proxy card and mail it promptly in the self-addressed envelope enclosed for your convenience. You may revoke your proxy at any time before it is voted at the meeting.

By Order of the Board of Directors

Richard J. Mitchell, III
Corporate Secretary

New York, New York
December ___, 2010

YOUR VOTE IS IMPORTANT. ACCORDINGLY, WE URGE YOU TO DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.

MSGI SECURITY SOLUTIONS, INC.
575 Madison Avenue
New York, New York 10022
(212) 405-0245

PROXY STATEMENT
FOR A SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON _________, 2011

Approximate Mailing Date of Proxy Statement and Form of Proxy— December __, 2010.

INFORMATION CONCERNING VOTE

General

This Proxy Statement and the enclosed form of proxy is furnished in connection with the solicitation of proxies by the Board of Directors of MSGI SECURITY SOLUTIONS, INC., a Nevada corporation, (hereinafter “MSGI” or the “Company”) for use at the Special Meeting of Stockholders to be held on _______, 2011, at 10:00 a.m. and at any and all adjournments thereof (the “Special Meeting”), with respect to the matters referred to in the accompanying notice.  The Special Meeting will be held at the corporate finance offices of MSGI Security Solutions, Inc., 575 Madison Avenue, New York, New York 10022.

Voting Rights and Outstanding Shares

Only stockholders of record of the Company’s common stock, $.01 par value per share (“Common Stock”) at the close of business on ___________, 2010 (the “Record Date”), will be entitled to notice of and to vote at the Special Meeting.  Holders of Common Stock (the “Common Stockholders”) entitled to vote would be entitled to one vote for each share of Common Stock that they hold.  As of the Record Date, the total number of shares of Common Stock held by Common Stockholders eligible to vote at the Special Meeting was __________ shares.

Revocability of Proxies

A stockholder who executes and mails a proxy in the enclosed return envelope may revoke such proxy at any time prior to its use, by notice in writing to the Chief Executive Officer of the Company, at the above address, or by revocation in person at the Special Meeting.  Unless so revoked, the shares represented by duly executed proxies received by the Company prior to the Special Meeting will be presented at the Special Meeting and voted in accordance with the stockholder’s instructions marked thereon.  If no instructions are marked thereon, proxies will be voted (1) FOR proposal number 1 to approve an increase to the Company’s authorized shares of capital stock; (2) FOR proposal number 2 to approve the proposal by management to amend the Amended and Restated Articles of Incorporation in order to change the name of the Company from “MSGI Security Solutions, Inc.” to “MSGI Technology Solutions, Inc.” and (3) any other proposal or other business brought before the meeting requiring a vote.

Voting Procedures

The inspector of elections appointed for the Special Meeting, who shall separately tabulate affirmative and negative votes, abstentions and broker non-votes, shall tabulate all votes. Broker non-votes arise in circumstances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers.  The presence of a quorum for the Special Meeting, defined here as a majority of the Common Stock issued and outstanding entitled to vote at the Special Meeting, in person or by proxy, is required.  Votes withheld from the director nominees, abstentions and broker non-votes will be counted in determining whether a quorum has been reached.

Assuming a quorum has been reached, a determination must be made as to the results of the vote on each matter submitted for stockholder approval. The proposal to amend the Articles of Incorporation in order to increase the number of authorized shares of Common must be approved by stockholders holding a majority of the voted shares outstanding, in person or by proxy, at a meeting at which a quorum is present. The proposal to amend the Articles of Incorporation to change the name of the company must be approved by stockholders holding a majority of the voted shares outstanding, in person or by proxy, at a meeting at which a quorum is present.

ABOUT THE SPECIAL MEETING

Who is soliciting my vote?

The Board of Directors of MSGI Security Solutions, Inc. is soliciting your vote at the Special Meeting of Stockholders.

What is the purpose of the Special Meeting?

You will be voting on:

•
A proposal to increase the authorized shares of capital stock for the Company from 100,050,000 to [300,050,000]; The capital stock of the Company shall be divided into two classes as follows: (i) [50,000] shares of Preferred Stock of the par value of $.01 per share, and (ii) [300,000,000] shares of Common Stock of the par value of $.01 per share;

•	A proposal to amend the Amended and Restated Articles of Incorporation to change the name of the Company from “MSGI Security Solutions, Inc.” to “MSGI Technology Solutions, Inc.” and

•	The transaction of such other business as may properly come before the meeting or any adjournments thereof.

What are the Board of Directors' recommendations?

The Board of Directors recommends a vote:

•	FOR the proposal to approve an increase to the Company’s authorized shares of capital stock under the caption “Proposal To Increase The Number Of Authorized Shares Of Capital Stock”;

•	FOR the proposal to amend the Amended and Restated Articles of Incorporation to change the name of the Company from “MSGI Security Solutions, Inc.” to “MSGI Technology Solutions, Inc.”

•	FOR or AGAINST other matters that come before the Special Meeting as the proxy holders deem advisable.

Who is entitled to vote at the Special Meeting?

Our Board of Directors set [________ __, 2010], as the record date for the Special Meeting (the "Record Date"). All stockholders who owned our Common Stock at the close of business on the Record Date, may attend and vote at the Special Meeting.

How many votes do I have?

You will have one vote for each share of our Common Stock that you owned at the close of business on the Record Date, provided those shares are either held directly in your name as the stockholder of record or were held for you as the beneficial owner through a broker, bank or other nominee.

What is the difference between holding shares as a stockholder of record and beneficial owner?

Most of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Co., you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Special Meeting. We have enclosed a proxy card for you to use.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name," and these proxy materials are being forwarded to you by your broker, bank or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Special Meeting, unless you request, complete and deliver a proxy from your broker, bank or nominee. Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares.

How many votes can be cast by all stockholders?

Each share of our common stock is entitled to one vote.  There is no cumulative voting. We had ________ shares of Common Stock entitled to vote as of the Record Date.

How many votes must be present to hold the Special Meeting?

A majority of our outstanding shares as of the Record Date must be present at the Special Meeting in order to hold the Special Meeting and conduct business. This is called a "quorum." Shares are counted as present at the Special Meeting if you are present and vote in person at the Special Meeting or a proxy card has been properly submitted by you or on your behalf. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

How many votes are required to approve the proposals?

Both the proposal to increase the authorized capital stock and the proposal to change the name of the Company require the affirmative vote of a majority of the shares represented at the Special Meeting and entitled to vote thereon in order to be approved. Any remaining proposals or business presented at the Special Meeting require the affirmative vote of a majority of the shares represented at the Special Meeting and entitled to vote thereon in order to be approved.

If you abstain from voting from any of these proposals, your shares will be counted as present and entitled to vote for purposes of establishing a quorum, and the abstention will have the same effect as a vote against each proposal.

What if I don't vote for some of the items listed on my proxy card or voting instruction card?

If you return your signed proxy card or voting instruction card in the enclosed envelope but do not mark selections, it will be voted in accordance with the recommendations of the Board of Directors. If you indicate a choice with respect to any matter to be acted upon on your proxy card or voting instruction card, the shares will be voted in accordance with your instructions.

If you are a beneficial owner and hold your shares in street name through a broker and do not return the voting instruction card, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers have the discretion to vote on routine matters, such as the uncontested election of directors and ratification of the selection of accounting firms, but do not have discretion to vote on non-routine matters, such as bonus plans, amendments to stock option plans and stockholder proposals opposed by management.

If you do not provide voting instructions to your broker and the broker has indicated on the proxy card that it does not have discretionary authority to vote on a particular proposal, your shares will be considered "broker non-votes" with regard to that matter. Broker non-votes will be considered as represented for purposes of determining a quorum but will not be considered as entitled to vote with respect to that proposal. Broker non-votes are not counted in the tabulation of the voting results with respect to determining the number of votes cast with respect to a particular proposal. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal that requires a majority of the votes cast (such as an amendment to a stock option plan).  With respect to a proposal that requires a majority of the outstanding shares (such as an amendment to the certificate of incorporation), however, a broker non-vote has the same effect as a vote against the proposal.

Can I change or revoke my vote after I return my proxy card?

Yes. Even if you sign the proxy card or voting instruction card in the form accompanying this proxy statement [or vote by telephone], you retain the power to revoke your proxy or change your vote. You can revoke your proxy or change your vote at any time before it is exercised by giving written notice to our Secretary, specifying such revocation. You may change your vote by timely delivery of a valid, later-dated proxy or a later-dated vote [by telephone] or by voting by ballot at the Special Meeting.

Do I have appraisal rights?

No. Under Nevada law, which governs the rights of the stockholders of MSGI, stockholders of MSGI are not entitled to appraisal rights in connection with the proposals included in this proxy statement.

What does it mean if I receive more than one proxy or voting instruction card?

It generally means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Who can attend the Special Meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend.

What do I need to attend the Special Meeting?

In order to be admitted to the Special Meeting, a stockholder must present proof of ownership of our stock on the Record Date. Any holder of a proxy from a stockholder must present the properly executed proxy card. Stockholders and proxyholders must also present a form of photo identification such as a driver's license.

Who pays for the proxy solicitation and how will MSGI solicit votes?

We will bear the expense of printing and mailing proxy materials. In addition to this solicitation of proxies by mail, our directors, officers and other employees may solicit proxies by personal interview, telephone, facsimile or email. They will not be paid any additional compensation for such solicitation. We will request brokers and nominees who hold shares of our common stock in their names to furnish proxy material to beneficial owners of the shares. We will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. In addition, the Company may retain an outside proxy solicitor to assist the Company in soliciting votes.

How can I access the proxy materials electronically?

The proxy statement is available on the SEC's website at www.sec.gov.

Is a list of stockholders available?

The names of stockholders of record entitled to vote at the Special Meeting will be available to stockholders entitled to vote at this meeting for ten days prior to the meeting for any purpose relevant to the meeting. This list can be viewed between the hours of 9:00 a.m. and 5:00 p.m. at our principal executive and corporate finance offices at [575 Madison Avenue, 10th Floor, New York, New York 10022].  Please contact our Secretary to make arrangements.

What if I have questions about lost stock certificates or I need to change my mailing address?

Stockholders may call us at (212) 605-0245 or write to MSGI Security Solutions, Inc., Attn:  Shareholder Relations Department, 575 Madison Avenue, 10th Floor, New York, New York 10022 to get more information about these matters.

HOW DO I VOTE?

Your vote is important. You may vote by telephone, by Internet, by mail or by attending the Special Meeting and voting by ballot, all as described below. The Internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card.

Vote by Telephone

You can vote by calling the toll-free telephone number on your proxy card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

Vote on the Internet

You also can choose to vote on the Internet. The web site for Internet voting is www.continentalstock.com.  As with telephone voting, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you also can request electronic delivery of future proxy materials. If you vote on the Internet, please note that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which you will be responsible for.

Vote by Mail

If you choose to vote by mail, simply mark your proxy, date and sign it, and return it in the postage-paid envelope provided.  If the envelope is missing, please mail your completed proxy card to Continental Stock Transfer & Trust Co., 17 Battery Place, New York, NY  10004.

Voting at the Special Meeting

The method or timing of your vote will not limit your right to vote at the Special Meeting if you attend the meeting and vote in person. However, if your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Special Meeting. You should allow yourself enough time prior to the Special Meeting to obtain this proxy from the holder of record.

The shares represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Special Meeting. If you sign and return your proxy card or voting instruction card but do not give voting instructions, the shares represented by that proxy card or voting instruction card will be voted as recommended by the Board or Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Common Stock as of ____________ by: (i) each Director and each of the Named Executive Officers; (ii) all executive officers and Directors of the Company as a group; and (iii) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class

Common	J. Jeremy Barbera 575 Madison Ave. New York, NY 10022	800,000 Chairman Named Officer	*

Common	Seymour Jones 575 Madison Ave. New York, NY 10022	34,221 Director	*

Common	John Gerlach 575 Madison Ave. New York, NY 10022	35,395 Director	*

Common	David Stoller 575 Madison Ave. New York, NY 10022	31,250 Director	*

Common	Joseph Peters 575 Madison Ave. New York, NY 10022	177,400 Named Officer	*

Common	Richard Mitchell 575 Madison Ave. New York, NY 10022	84,200 Named Officer	*

All Directors and Named Executive Officers reported as a group		1,162,466	1.41%

*Less than 1%

(1) Unless otherwise indicated in these footnotes, each stockholder has sole voting and investment power with respect to the shares beneficially owned. All share amounts reflect beneficial ownership determined pursuant to Rule 13d-3 under the Exchange Act. All information with respect to beneficial ownership has been furnished by the respective Director, executive officer or stockholder, as the case may be. Except as otherwise noted, each person has an address in care of the Company.

PROPOSAL ONE

DIRECTORS’ PROPOSAL TO INCREASE THE NUMBER
OF AUTHORIZED SHARES OF CAPITAL STOCK

The Board of Directors of the Company has adopted a resolution unanimously approving and recommending to the Company’s stockholders for their approval of an increase of the number of shares of Capital Stock that the Company is authorized to issue from 100,050,000 to [300,050,000]. The Capital Stock of the Company shall be divided into two classes as follows: (i) [50,000] shares of Preferred Stock having a par value of $.01 per share, and (ii) [300,000,000] shares of Common Stock having a par value of $.01 per share.

If this proposal is approved by the Stockholders, the Company will file a Certificate of Amendment to the Articles of Incorporation amending Article V substantially as follows:

“ARTICLE V

The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is [300,050,000] shares which shall be divided into two classes as follows:  (i) [50,000] shares of Preferred Stock (Preferred Stock) of the par value of $.01 per share, and (ii) [300,000,000] shares of Common Stock (Common Stock) of the par value of $.01 per share.”

The amendment will be filed as soon as practicable following the Special Meeting, if approved, to be effective upon such filing.

The current Articles of Incorporation do not authorize the Company to issue a sufficient number of shares to allow for conversion of certain various convertible debt instruments outstanding as well as the exercise of the various warrants and stock options issued in the course of business. The Company has not sought an increase in the amount of authorized shares in nearly four years.

The Board of Directors recommends the proposed increase in the authorized number of shares of Common Stock to enable the Company to provide conversion rights to the holders of various convertible debt instruments, warrants to purchase shares of common stock and stock options. In addition the Board of Directors recommends that the Company increase the number of shares authorized of Common Stock to insure that a sufficient number of authorized and unissued shares is available to raise additional capital for the operations of the Company, to perform potential mergers and/or acquisitions which will assist in growing the Company’s business and increase the value to the stockholders and to make options and shares available to employees, future non-employee directors and consultants of the Company as an incentive for services provided to the Company. Such shares would be available for issuance by the Board of Directors of the Company without further action by the stockholders, unless required by the Company’s charter or bylaws, the laws of the Company's state of incorporation, or applicable OTCBB / Nasdaq rules. Neither the presently authorized shares of Common Stock nor the additional shares of Common Stock that may be authorized pursuant to the proposed amendment carry preemptive rights.

As of September 30, 2010, the Company had 100,000,000 authorized shares of Common Stock under the Articles of Incorporation.  Therefore, as of September 30, 2010 with 82,424,371 shares of common stock issued and outstanding, 1,025,000 shares of common stock committed to options that have been granted to employees and directors, and approximately 104,635,000 shares of common stock that have been reserved for issuance underlying various convertible debt instruments and warrant agreements, the Company has over-extended its shares available and, as such, has no shares available for issuance for future corporate purposes. Other than as disclosed in this proxy statement, there are currently no set plans or arrangements relating to the possible issuance of any additional shares of Common Stock proposed to be authorized.

As of September 30, 2010, the Company had 50,000 shares of Preferred Stock authorized under the Articles of Incorporation. There are currently no shares of Preferred Stock designated or outstanding. The number of shares of Preferred Stock authorized would remain unchanged.

The additional shares of Common Stock, if issued, would have a dilutive effect upon the percentage of equity of the Company owned by present stockholders.  The issuance of such additional shares of Common Stock might be disadvantageous to current stockholders in that any additional issuances would potentially reduce per share dividends, if any.  Stockholders should consider, however, that the possible impact upon dividends is likely to be minimal in view of the fact that the Company has never paid dividends on its Common Stock, has never adopted any policy with respect to the payment of dividends and does not intend to pay any cash dividends in the foreseeable future on its Common Stock.  In addition, the issuance of such additional shares of Common Stock, by reducing the percentage of equity of the Company owned by present stockholders, would reduce such present stockholders’ ability to influence the election of directors or any other action taken by the holders of Common Stock.

The vote required for approval of the Proposal to increase the number of authorized shares of common stock of the Company Stock is the affirmative vote of the holders of a majority of the outstanding shares of the Company’s Common Stock, either in person or by proxy, entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE INCREASE OF THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK.

PROPOSAL TWO

DIRECTORS’ PROPOSAL TO AMEND THE AMENDED AND RESTATED ARTICLES OF
INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO MSGI
TECHNOLOGY SOLUTIONS, INC.

The Board of Directors proposes and recommends to the stockholders for their approval an amendment to the Company’s Amended and Restated Articles of Incorporation to change the name of the Company by replacing the first paragraph of Article I in its entirety to read:

“The name of the corporation shall be ‘MSGI Technology Solutions, Inc.’”

The stockholders’ approval of the proposal to change the name of the Company includes granting the officers of the Company, each of them acting alone, the authority to take all such further actions as may be required to effectuate such change, including, but not limited to, the filing of a formal Certificate of Amendment to the Amended and Restated Articles of Incorporation on behalf of the Company with the Nevada Secretary of State’s Office.

Reasons for the proposed change

In August 2009, the Company entered into a Space Act Agreement with The National Aeronautics and Space Administration (NASA) forming a partnership between MSGI and the Ames Research Center in California. The purpose of this relationship is to commercialize various revolutionary technologies developed by NASA in the fields of nanotechnology and alternative energy. In September of 2009, MSGI announced the formation of its first two wholly owned subsidiaries, Nanobeak Inc. and Andromeda Energy Inc., formed to participate in the commercialization of certain NASA developed technologies.

In November 2010, the Company announced that, effective immediately, all Company operations activities are to be based at NASA Ames Research Center, Building 19, Moffett Field, California. This is because MSGI has strategically focused its future on the advancing and commercialization of NASA technology and will now operate from within NASA Ames Research Center to better facilitate our partnership and co-development efforts.

As a result of these most recent developments and the current business direction of the Company, the name MSGI Security Solutions, Inc. no longer accurately represents the full nature of the Company’s business activities. While MSGI will continue to conduct business in the homeland security sector and will in fact be releasing new homeland security products in 2011, the Company has expanded their product portfolio and offerings to encompass the renewable energy and life sciences sector.  It is proposed that changing the name to MSGI Technology Solutions will more accurately reflect and represent to the public at large what the current business activities are and shall be and will better reflect the Company’s broader technology platform.

The Company intends to retain its current ticker symbol MSGI.

In amending and restating the amended and restated Articles of Incorporation, the Company has also corrected certain typographical errors and made conforming changes to immaterial provision within the document. The Articles of Incorporation, as amended, are set forth in Annex A attached hereto.

The general effect of the proposed change:

Upon the effectiveness of the Certificate of Amendment to the Amended and Restated Articles of Incorporation as filed with the Nevada Secretary of State’s Office, the Company shall be legally known as “MSGI Security Solutions, Inc.”  Accordingly, it will be necessary for the Company to reflect its name change on its stationary, bank accounts, domain name, etc., at an estimated cost of approximately $10,000.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE CHANGE THE NAME OF THE CORPORATION TO “MSGI TECHNOLOGY SOLUTIONS, INC.”

OTHER MATTERS ARISING AT THE SPECIAL MEETING

The matters referred to in the Notice of Special Meeting and described in this Proxy Statement are, to the knowledge of the Board of Directors, the only matters that will be presented for consideration at the Special Meeting. If any other matters should properly come before the Special Meeting, the persons appointed by the accompanying proxy will vote on such matters in accordance with their best judgment, pursuant to the discretionary authority granted to them in the proxy.

STOCKHOLDER PROPOSALS AND STOCKHOLDER NOMINATION OF DIRECTORS

Pursuant to our bylaws, any record stockholder who desires to submit a proposal for approval of our stockholders must deliver written notice to our Secretary no later than the close of business 60 days in advance of such meeting.

Nominations for director, other than those made by our directors, must be contained in a written notice and be delivered to the Secretary of the Company not less than 60 days prior to any meeting at which the stockholders shall vote for nominees for directors. Such notice must include information about the nominee as required by our bylaws, information required under the rules of the SEC pertaining to a proxy statement, and the consent of each such nominee to serve as a director, if elected. Nominations not made according to the foregoing procedures will be disregarded.

COST OF SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is made by and on behalf of the Company’s Board of Directors. The cost of such solicitation will be paid by the Company. Such cost includes the preparation, printing and mailing of the Notice of Special Meeting, Proxy Statement, and form of proxy. The solicitation will be conducted principally by mail, although directors, officers and employees of the Company (at no additional compensation) may solicit proxies personally or by telephone or telegram.  [In addition the Company may retain a proxy solicitor at an additional cost of approximately $______ to assist in this process.] Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of shares held of record by such fiduciaries, and the Company may reimburse such persons for their reasonable expenses in so doing.

HOUSEHOLDING OF PROXIES

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single annual report and/or proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers may household annual reports and proxy materials, delivering a single annual report and/or proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

Once you have received notice from your broker or the Company that your broker or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. You may request to receive at any time a separate copy of our annual report or proxy statement, by sending a written request to MSGI Security Solutions, Inc., 575 Madison Avenue, New York, New York 10022 or by calling (212) 605-0245.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report and/or proxy statement in the future, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by sending a written request to MSGI Security Solutions, Inc., 575 Madison Avenue, New York, New York 10022 or by calling (212) 605-0245.

If, at any time, you and another stockholder sharing the same address wish to participate in householding and prefer to receive a single copy of the Company’s annual report and/or proxy statement, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by sending a written request to MSGI Security Solutions, Inc., 575 Madison Avenue, New York, New York 10022 or by calling (212) 605-0245.

INCORPORATION BY REFERENCE

In the Company’s filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading.

You may not consider this proxy statement as material for soliciting the purchase or sale of the Company’s Common Stock.

By Order of the Board of Directors

Richard Mitchell, III
Secretary

New York, New York
December ___, 2010

MSGI SECURITY SOLUTIONS, INC.

PROXY CARD
SPECIAL MEETING OF STOCKHOLDERS, _______ __, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MSGI SECURITY SOLUTIONS, INC., FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

_______ __, 2011.

The Board of Directors recommends a vote “FOR” the following proposals:

1.           To increase the number of authorized shares of Common Stock from [100,000,000] to [300,000,000].

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

2.           Approval of amendment to the Amended and Restated Articles of Incorporation to change the name of the Company to “MSGI Technology Solutions, Inc.”

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

(See reverse side)

The undersigned hereby appoints J. Jeremy Barbera and Richard Mitchell, III, and each of them, proxies, with full power of substitution, to vote all shares of Common Stock of the undersigned in MSGI SECURITY SOLUTIONS, INC. at the Special Meeting of Stockholders to be held on __________, 2011, and at any adjournment thereof, upon all subjects that may properly come before the meeting. If specific directions are not given with respect to the proposals or any other matters to be acted upon at the special meeting and this proxy card is signed and returned, the Proxies will vote in accordance with the Board’s recommendation (i.e., for the proposals) and on any other matter that may properly come before the meeting.

Please date and sign exactly as your name or names appear on this proxy card. If the shares are held jointly, each Stockholder should sign. If signing as an executor, trustee, administrator, custodian, guardian, corporate officer, or pursuant to a power of attorney, please so indicate below.

Dated:

By:

☐ Check this box if you have either a change of address or comments, and please note the same on this proxy card.